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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     August 8, 1995



                     BOETTCHER WESTERN PROPERTIES II LTD.
             (Exact name of Registrant as specified in its charter)


COLORADO                              0-11501                84-0879737
(State or other jurisdiction          (Commission         (IRS Employer
 of incorporation)                    File Number)        Identification No.)


828 Seventeenth Street        Denver, Colorado                  80202
(Address of principal executive office)                       (Zip code)



Registrant's telephone number, including area code  (303) 628-8000
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Item 5.   Other Events

      Boettcher Western Properties II Ltd. (the "Partnership") has previously filed a report on Form 8-K dated August 8, 1995, regarding the sale of its remaining investment in real estate and its prospective liquidation. Such Form 8-K is incorporated herein by reference

Item 7.  Financial Statements and Exhibits

      (a)  Exhibits  -- 10.17  Real Estate Purchase and Sale Agreement of Iliff
                               Crossing Shopping Center
                        10.18 All-Inclusive Promissory Note and Endorsement, secured by Westlakes Apartments





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  BOETTCHER WESTERN PROPERTIES II LTD.


                                  By:  Boettcher Properties, Ltd.
                                       General Partner

                                       By:  BPL Holdings, Inc.
                                            General Partner


Dated:      September 18, 1995         By:  /s/ Thomas M. Mansheim
                                            ------------------------------
                                            Treasurer; Principal Financial
                                            and Accounting Officer of the
                                            Partnership





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